Company Overview Evolution and Outlook Fall 2025 Investor Presentation Exhibit 99.1

Forward Looking Statements Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statements and generally arise when the Company is discussing its beliefs, estimates or expectations as to future events. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s businesses; fluctuations in public infrastructure expenditures; the effects of adverse weather conditions on infrastructure and other construction projects as well as our facilities and operations; the fact that our products are commodities and that prices for our products are subject to material fluctuation due to market conditions and other factors beyond our control; the availability of and fluctuations in the cost of raw materials; changes in the costs of energy, including, without limitation, natural gas, coal and oil (including diesel), and the nature of our obligations to counterparties under energy supply contracts, such as those related to market conditions (for example, spot market prices), governmental orders and other matters; changes in the cost and availability of transportation; unexpected operational difficulties, including unexpected maintenance costs, equipment downtime and interruption of production; material nonpayment or non-performance by any of our key customers; consolidation of our customers; interruptions in our supply chain; inability to timely execute or realize capacity expansions or efficiency gains from capital improvement projects; difficulties and delays in the development of new business lines; governmental regulation and changes in governmental and public policy (including, without limitation, climate change and other environmental regulation); changes in trade policy, including tariffs and the effects of any increases in tariffs on our business, including increases in inputs used in our facility expansion and modernization projects; possible losses or other adverse outcomes from pending or future litigation or arbitration proceedings; changes in economic conditions or the nature or level of activity in any one or more of the markets or industries in which the Company or its customers are engaged; competition; cyber-attacks or data security breaches, together with the costs of protecting our systems against such incidents and the possible effects thereof on our operations; increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction or construction projects undertaken by state or local governments; the availability of acquisitions or other growth opportunities that meet our financial return standards and fit our strategic focus; risks related to pursuit of acquisitions, joint ventures and other transactions or the execution or implementation of such transactions, including the integration of operations acquired by the Company; general economic conditions, including inflation and recessionary conditions; and changes in interest rates and the resulting effects on the Company and demand for our products. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas, coal and oil) or the cost of our raw materials can be expected to adversely affect the revenue and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s results of operations. Finally, any forward-looking statements made by the Company are subject to the risks and impacts associated with natural disasters, the outbreak, escalation or resurgence of health emergencies, pandemics or other unforeseen events, including, without limitation, the COVID-19 pandemic and responses thereto designed to contain its spread and mitigate its public health effects, as well as their impact on our operations and on economic conditions, capital and financial markets. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, and subsequent quarterly and annual reports upon filing. These reports are filed with the Securities and Exchange Commission. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

Founded in 1963 as a subsidiary of Centex Corp. Completed the IPO in 1994 and stock began trading on the NYSE In 2004, Centex spun off Centex Construction Products which became Eagle Materials Inc. (NYSE: EXP) Two primary business lines: Portland cement and gypsum wallboard Basic building products used in construction: primarily in infrastructure, residential, repair and remodel, and to a lesser degree non-residential Well-recognized as a low-cost producer through cycles 100% of revenues are generated within the US Geographically diverse across the US heartland and sunbelt with 70 production facilities 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures; Margin is calculated as Adjusted EBITDA divided by Revenue; see appendix for reconciliation Revenue (FYE March 31, $ in millions) Adjusted EBITDA1 & Margin (FYE March 31, $ in millions) Eagle Materials Company Overview

Our two major product lines are Portland cement (“Heavy” materials) and gypsum wallboard (“Light” materials), today proportionately 50/50 Both building products have essential roles in the growth and renewal of America We strategically operate with limited vertical integration, e.g., meaning distribution and ready-mix concrete We own virtually all our raw material and enjoy relative self-sufficiency with many decades of supply that is highly proximate to our production facilities Who We Are We Manufacture Necessities Not Luxuries Operating Earnings + DD&A by Segment for FYE Mar-25 ($ in millions)

Operational Benchmarking – Public Market Peers Source: Factset. Note: “Light Peers” represents median of Light materials peers. Light Peers include SSD, JHX, OC, JELD, AWI, and LPX Note: MLM Margin adjusts for $1.3 billion gain on sale of Hunter, TX plant. Pre-Tax Margin % (10-Year Average) Pre-Tax Margin % (FY 2025 / CY 2024) EBITDA Margin % (10-Year Average) EBITDA Margin % (FY 2025 / CY 2024)

Return on Capital – Public Market Peers Return on Equity % (10-Year Average) Return on Equity % (FY 2025 / CY 2024) Return on Invested Capital % (10-Year Average) Return on Invested Capital % (FY 2025 / CY 2024) Source: Factset. Note: “Light Peers” represents median of Light materials peers. Light Peers include SSD, JHX, OC, JELD, AWI, and LPX. N/A N/A

Free Cash Flow – Public Market Peers Free Cash Flow Yield % (10-Year Average) Free Cash Flow Yield % (FY 2025 / CY 2024) Free Cash Flow Conversion % (10-Year Average) Free Cash Flow Conversion % (FY 2025 / CY 2024) Source: Factset. Note: “Light Peers” represents median of Light materials peers. Light Peers include SSD, JHX, OC, JELD, AWI, and LPX Free Cash Flow defined as Net Cash from Operating Activities less Capital Expenditures for Fixed Assets. Free Cash Flow Yield defined as Free Cash Flow / Fully Diluted Market Capitalization. Free Cash Flow Conversion defined as Free Cash Flow / EBITDA. N/A

End-Use Applications

US Building Code and Specification Driven

Cement is the essential binding material in concrete which has

- Unrivaled strength, durability, longevity and resilience
- Energy efficiency
- Doesn't burn, rust or rot
- Malleable at the jobsite
- Few practical cement substitutes, and some substitutes have diminishing availability, e.g., fly ash
- Provides comparable if not superior performance in terms of embodied carbon, resilience, safety, and climate adaptability when compared with other building materials

Concrete is the most used building material in the world, and one that is critical for sustainable development

Cement Applications	US End-Use Segments	***Wallboard Applications***
~30%	**Residential Construction and Repair and Remodeling**	**~80%**
~50%	**Infrastructure, Roads and Bridges**	~0%
~20%	**Non-Residential Construction**	~20%

The water molecule imbedded in gypsum **wallboard** chemistry provides an inherent fire resistance benefit that is essential in meeting US construction specifications

There are few practical substitutes, and wallboard is not generally imported to the US from offshore

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Heavy-Side Footprint Across US Heartland

Strategic Geographic Focus, Manufacturing Away from US Coastlines (Imports)


CEMENT PLANT
CONCRETE & AGGREGATES
SLAG PLANT
CEMENT TERMINALS

Plants and Capacities[1] (ST[2] thousands)	
Texas Lehigh (50%)	720
Illinois Cement	1,100
Mountain Cement	800
Nevada Cement	550
Central Plains Sugar Creek	1,300
Central Plains Tulsa	900
Fairborn Cement	980
Kosmos Cement	1,800
	8,150

[1] *Represents cement grinding production capacity; generally, a plant's cement grinding production capacity is greater than its clinker production capacity*
[2] *One short ton equals 2,000 pounds*

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Theoretical US Clinker Capacity New capacity -- and capacity expansion -- is constrained due to regulation (NESHAP) Imports will be required again to meet demand Source: American Cement Association, “US Forecast Summer 2025” US Cement Consumption and Clinker Capacity Million Metric Tons

Cement Consumption Since 2000 Current Cement Consumption Nearly 20% Below Prior Peak Source: American Cement Association, World Bank via FRED® Note: Cement consumption figures represent calendar year data US Population, 2024: 340 million US Population, 2000: 282 million US Population, 2024: 340 million EXP FY06 EBITDA Margin: 30.9% EXP FY25 EBITDA Margin: 35.3%

Gypsum Wallboard and Paperboard System

US Sunbelt Strategic Geographic Focus



West of Mississippi River
Natural Gypsum
Gypsum, CO
700 MMSF
Duke, OK
1,300 MMSF
East of Mississippi River
Synthetic Gypsum
Albuquerque, NM
425 MMSF
Georgetown, SC
900 MMSF
Bernalillo, NM
550 MMSF
Lawton, OK
390,000 tons
paperboard
AMERICAN
GYPSUM
REPUBLIC
Paperboard Company, LLC

Total Wallboard Design Capacity
~ 4 Billion SF

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Period of Wallboard Capacity additions Source: US Census Bureau Gypsum Wallboard Raw Material Constraints Have Impacted Industry Costs and Supply Lack of availability of key raw material source for almost 50% of the industry (but not Eagle) has led to: Steepening of the industry cost curve Crimping of existing capacity Limited ability to add new capacity

Wallboard Consumption Since 2000 Current Wallboard Consumption Well Below Prior Peak Source: Gypsum Association, World Bank via FRED® Note: Wallboard consumption figures represent calendar year data US Population, 2024: 340 million US Population, 2000: 282 million US Population, 2024: 340 million EXP FY06 EBITDA Margin: 35.7% EXP FY25 EBITDA Margin: 44.4% Wallboard consumption 25% below prior peak Single-family housing starts 45% below prior peak

Supply Constraints Have Led To Pricing Stability Producer Price Indices Since January 2011 Source: Bureau of Labor Statistics 2011-2024 CAGR Wallboard: 7% Aggregates: 5% Cement: 5%

Growth Initiatives – Acquisitions Strengthened Footprint Through Aggregates Acquisitions Big Bend Quarry Acquisition ~$25 million purchase price Added 1.2 million tons of annual production capacity Added 65 million tons of aggregates reserves Pure-play aggregates business complimentary to our existing quarry in North Kentucky Bullskin Stone and Lime Acquisition ~$150 million purchase price Added 1.8 million tons of annual production capacity Added 22 million tons of aggregates reserves Pure-play aggregates business complimentary to our existing heavy-side footprint in Western Pennsylvania Growing our presence in Aggregates 50% increase in Eagle’s annual aggregates production capacity to 9 million tons Nearly doubled Eagle’s total aggregates reserves to 192 million tons (plus 213 million tons of measured and indicated resources)

Growth Initiatives – Organic Executing On Strategic Priorities and Long-Term Growth Projects Mountain Cement Modernization and Expansion (Expected commissioning in late 2026) $430 million investment 400,000 tons of additional production capacity (5% addition to total Eagle capacity) 25% reduction in operating costs Single, modern production line replaces two-older, inefficient production lines Oklahoma Wallboard Plant Modernization and Expansion (Expected commissioning in late 2027) $330 million investment 20% reduction in operating costs 300 million square feet of additional production capacity (8% addition to total Eagle capacity) Single, modern production line replaces two-older, inefficient production lines Illinois Cement Finish Mill Expansion (Commissioning in Summer 2025) $45 million investment 400,000 tons of additional production capacity Balances out seasonal market

Well-Managed Capital Structure Net Debt/Adj. EBITDA Below 2x (with Exception of Temporary Increase For the Kosmos Acquisition) Net Debt and Adjusted EBITDA are non-GAAP measures; see appendix for reconciliation Kosmos Acquisition Plan was implemented to quickly reduce leverage post-acquisition

29% Heavy-Side Growth and Improvement (e.g., Acquisitions) 65% Return of Cash to Shareholders 6% Light-Side Improvement (e.g., Paperboard Expansion) Note: Includes Fiscal year 2021—2025; excludes divested business units Capital Allocation Priorities Remain Unchanged Investments in Profitable Strategic Growth Opportunities Investments to Maintain and Improve Existing Assets Return of Cash to Shareholders through Share Repurchases and Dividends Share count down by 20% in last five years Eagle Materials Capital Allocation Nearly $3.0 Billion Over the Last Five Years

First Quarter Fiscal 2026 Results

First Quarter Fiscal 2026 Financial Highlights Delivered Record Results Heavy Materials Sales1 Operating Income OE + DD&A $421.3M $87.3M $107.8M 5% 5% 2% Light Materials Sales Operating Income OE + DD&A $250.6M $102.1M $112.3M 1% Flat Flat Revenue Diluted EPS Cashflow from Operations Operating Margin Adjusted EBITDA $634.7M $3.76 $136.6M 26.7% $215.0M 4% 5% 3% 310bps 4% Visit ir.eaglematerials.com/investor-relations for Eagle’s fiscal year 2026 first quarter earnings release issued July 29, 2025 and related materials 1 Includes Cement, Concrete and Aggregates, Joint Venture and intersegment Cement revenue Sector Results

Market Outlook Remains Favorable Eagle Well-Positioned Over Medium-Long Term

Appendix

1 Represents the impact of selling acquired inventory after its markup to fair value as part of acquisition accounting and business development costs We present Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA to provide more consistent comparison of operating performance from period to period. EBITDA is a non-GAAP financial measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost basis. Adjusted EBITDA is also a non-GAAP financial measure that excludes the impact from non-routine items, such as purchase accounting (Non-routine Items) and stock-based compensation. Management uses EBITDA and Adjusted EBITDA as alternative bases for comparing the operating performance of Eagle from period to period and for purposes of its budgeting and planning processes. Adjusted EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate Adjusted EBITDA in the same manner. Neither EBITDA nor Adjusted EBITDA should be considered in isolation or as an alternative to net income, cash flow from operations or any other measure of financial performance in accordance with GAAP. The table beside shows the calculation of EBITDA and Adjusted EBITDA and reconciles them to net earnings in accordance with GAAP for the fiscal years ended March 31, 2023, 2024 and 2025 and the quarter ended June 30, 2025. FY 23 FY 24 FY 25 Q1 FY 26 Net Earnings, as reported $ 462 $ 478 $ 463 $ 123 Income Tax Expense 127 140 128 34 Interest Expense 35 42 41 12 Depreciation, Depletion and Amortization 139 150 159 41 EBITDA $ 762 $ 810 $ 791 $ 210 Acquisition Accounting and Related Expenses1 2 5 6 – Litigation Loss – – 1 – Stock-based Compensation 17 20 19 5 Adjusted EBITDA $ 782 $ 834 $ 817 $ 215 Adjusted EBITDA Reconciliation $ in millions, Fiscal Year Ending March 31

GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. We define Net Debt as total debt minus cash and cash equivalents to indicate the amount of total debt that would remain if the Company applied the cash and cash equivalents held by it to the payment of outstanding debt. The Company also uses “Net Debt to Adjusted EBITDA,” which it defines as Net Debt divided by Adjusted EBITDA, as a metric of its current leverage position. We present this metric for the convenience of the investment community and rating agencies who use such metrics in their analysis, and for investors who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. FY 23 FY 24 FY 25 Q1 FY 26 Total debt, excluding debt issuance costs $ 1,100 $ 1,103 $ 1,246 $ 1,318 Cash and cash equivalents 15 35 20 60 Net Debt $ 1,084 $ 1,068 $ 1,226 $ 1,258 Trailing Twelve Months Adjusted EBITDA $ 782 $ 834 $ 817 $ 807 Net Debt to Adjusted EBITDA 1.4 x 1.3 x 1.5 x 1.6 x Net Debt to Adjusted EBITDA Reconciliation $ in millions, Fiscal Year Ending March 31